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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    -------------

                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                    -------------

                                   PROGENITOR, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE                       31-1344193
         (STATE OF INCORPORATION OR ORGANIZATION)     (I.R.S. EMPLOYER
                                                      IDENTIFICATION NUMBER)


              1507 CHAMBERS ROAD                      43212
                COLUMBUS, OHIO                        (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


    TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
    -------------------                ------------------------------

    Not Applicable                     Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                     Common Stock
                                   $.001 Par Value

                                       Warrants

                                  Page 1 of 3 pages

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-5369, as amended).

ITEM 2.  EXHIBITS.

EXHIBIT       DESCRIPTION
-------       -----------

1.1 Specimen Common Stock certificate. Incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-5369, as amended).

1.2 Form of Warrant for Purchase of Common Stock. Incorporated herein by reference to Exhibit 4.5 to the Registrant's Registration Statement on Form S-1 (File No. 333-5369, as amended).

2.1           Restated Certificate of Incorporation of Registrant.
              Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1
              (File No. 333-5369, as amended).

2.2 Amended and Restated Bylaws of Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-5369, as amended).

2.3           Form of Warrant Agreement.  Incorporated herein by reference to
              Exhibit 4.6 to the Registrant's Registration Statement on
              Form S-1 (File No. 333-5369, as amended).

                                  Page 2 of 3 pages

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                                      SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 30, 1997


                                  PROGENITOR, INC.

                                  By:       /s/ Mark N. K. Bagnall
                                       --------------------------------------
                                       Mark N. K. Bagnall
                                       Vice President, Finance and Chief
                                       Financial Officer



                                  Page 3 of 3 pages